Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Mark L. Desmond
Senior Vice President & CFO
(949) 718-4400

NHP REPORTS 2004 RESULTS, NEW INVESTMENTS

OF $94.2 MILLION & 2005 GUIDANCE

(NEWPORT BEACH, California, February 24, 2005)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced 2004 fourth quarter and full year operating results, new investments totaling $94.2 million - including $54.3 million completed in 2004’s fourth quarter and a $39.9 million investment which closed on February 1, 2005, and FFO guidance for 2005.

2004 FOURTH QUARTER & FULL YEAR RESULTS

The following tables present selected financial results for the fourth quarter of 2004 and the year ended December 31, 2004 as compared to 2003:

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended December 31

Item	2004	2003	Change
Revenues	$49,706	$41,321	$8,385	+	20%
Income	$16,965	$9,843	$7,122	+	72%
Income Per Share	$0.25	$0.17	$0.08	+	47%
Diluted FFO	$30,553	$24,210	$6,343	+	26%
Diluted FFO Per Share	$0.43	$0.41	$0.02	+	5%

Year Ended December 31

Item	2004	2003	Change
Revenues	$186,611	$161,549	$25,062	+	16%
Income	$63,020	$45,765	$17,255	+	38%
Income Per Share	$0.95	$0.82	$0.13	+	16%
Diluted FFO	$112,422	$92,728	$19,694	+	21%
Diluted FFO Per Share	$1.64	$1.67	$(0.03)	-	2%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.

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“In virtually all respects, 2004 was a year of notable progress for NHP. We took important steps to enhance our financial strength and flexibility, and we expect these steps to support improved performance in 2005 and beyond,” said President and Chief Executive Officer Douglas M. Pasquale. “During 2004 we added almost $20 million to our FFO primarily through $396 million of investments, including $54.3 million in the fourth quarter.”

Diluted FFO per share increased 5% to $.43 for the fourth quarter of 2004 compared to the fourth quarter 2003. Diluted FFO per share for the year was $1.64. Prior to one-time charges totaling $1,141,000 ($.02 per share), diluted FFO per share was $1.66 for 2004. The one-time items included a $232,000 impairment charge related to an asset held for sale and a $909,000 reserve for rent receivable related to one tenant. NHP believes this reserve should be sufficient to avoid future adverse FFO impact from this tenant.

NEW INVESTMENTS

Fourth Quarter 2004:

•	In October 2004, NHP added three assisted living facilities to its master lease portfolio with Emeritus Corporation. The total investment was $26.1 million with the master lease initial yield of 9% and annual CPI-based annual increases estimated at 3%.

•	Also in October 2004, NHP acquired one independent/assisted living facility as part of a $22.1 million sale/master leaseback transaction initially yielding 9.2% with annual revenue-based escalators estimated at 2%.

•	In November 2004, NHP acquired two skilled nursing facilities in a $6.1 million sale/master leaseback transaction initially yielding 12% with CPI-based annual increases estimated at 2%.

First Quarter 2005:

•	On February 1, 2005, NHP acquired ten skilled nursing facilities for a total investment of $39.9 million. The initial yield on this acquisition/master leaseback transaction is 9.25% with CPI-based annual increases estimated at 2%.

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2005 OVERVIEW

“We enter 2005 with an improving portfolio of properties, a revitalized acquisition program, and the operational disciplines to support consistent, quality performance in 2005 and beyond,” said Mr. Pasquale. “We improved our financial flexibility by expanding our credit facility by $250 million to $400 million. We de-leveraged our balance sheet by taking advantage of favorable market conditions to issue more than $250 million of equity. We rounded out our operating platform and senior management team by adding Abdo Khoury as our Chief Portfolio Manager. From this solid foundation, we look to 2005 with cautious optimism.”

2005 GUIDANCE

The Company expects diluted FFO for 2005 to be in a range of $1.72 per share and $1.78 per share. Although management has reiterated its commitment to continue accretive acquisitions in 2005, this guidance incorporates no results from future acquisitions besides the $39.9 million acquisition already completed in February, nor does it incorporate the impact from any capital transactions or any impairments that might arise. This guidance also assumes asset sales with net proceeds during the year in a range of $50 million to $90 million. A reconciliation between net income and FFO for guidance purposes is included in the accompanying financial data.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. Pacific time in order to present the Company’s performance and operating results for the quarter and year ended December 31, 2004. The conference call is accessible by dialing (877) 356-5705 or by logging on to our website at www.nhp-reit.com. The

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earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PT that day until midnight Thursday, March 10, 2005. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 385326. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 411 facilities in 39 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 24, 2005.

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NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

DECEMBER 31, 2004

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Revenues:
Rental income	$47,281	$37,774	$174,745	$148,112
Interest and other income	2,425	3,547	11,866	13,437

	49,706	41,321	186,611	161,549
Expenses:
Interest & amortization of deferred financing costs	14,202	13,191	55,709	56,519
Depreciation and amortization	13,031	10,839	48,027	42,514
General and administrative	3,489	2,889	13,529	8,828

	30,722	26,919	117,265	107,861

Income before unconsolidated entity	18,984	14,402	69,346	53,688
Income from unconsolidated joint venture	485	473	1,953	1,928

Income from continuing operations	19,469	14,875	71,299	55,616
Discontinued operations
Gain/(loss) on sale of facilities	1,746	(3,169)	3,750	(2,725)
Income/(loss) from discontinued operations	(268)	56	(227)	551

	1,478	(3,113)	3,523	(2,174)

Net income	20,947	11,762	74,822	53,442
Preferred stock dividends	(3,982)	(1,919)	(11,802)	(7,677)

Income available to common stockholders	$16,965	$9,843	$63,020	$45,765

Reconciliation between funds from operations and net income:
Net income	$20,947	$11,762	$74,822	$53,442
Preferred stock dividends	(3,982)	(1,919)	(11,802)	(7,677)
Depreciation and amortization	13,031	10,839	48,027	42,514
Depreciation in income from joint venture	186	189	745	751
Depreciation and amortization in discontinued operations	16	170	140	973
(Gain)/loss on sale of facilities	(1,746)	3,169	(3,750)	2,725
Loss on sale of facility from joint venture	39	—	116	—

Funds From Operations (“FFO”) available to common stockholders (1)	$28,491	$24,210	$108,298	$92,728

Series B Preferred dividend add-back	$2,062	—	$4,124	—

Diluted FFO available to common stockholders	$30,553	$24,210	$112,422	$92,728

Per share amounts available to common stockholders:

Income from continuing operations	$0.23	$0.22	$0.90	$0.86

Discontinued operations	$0.02	$(0.05)	$0.05	$(0.04)

Net income	$0.25	$0.17	$0.95	$0.82

Basic/Diluted funds from operations (1)	$0.43	$0.41	$1.64	$1.67

Weighted average shares outstanding	66,839	58,937	66,211	55,654

Series B Preferred Stock add-back	4,681	—	2,341	—

Diluted weighted average shares outstanding	71,520	58,937	68,552	55,654

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We define funds from operations available to common stockholders as net income (excluding extraordinary items), less preferred stock dividends, plus depreciation and amortization, less gains/losses on sale of facilities. Our measure may not be comparable to similarly titled measures used by other REITs or as defined by the National Association of Real Estate Investment Trusts. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

DECEMBER 31, 2004

(IN THOUSANDS)

	December 31, 2004	December 31, 2003
ASSETS

Investments in real estate:
Real estate properties
Land	$187,666	$153,002
Buildings and improvements	1,665,290	1,316,163

	1,852,956	1,469,165
Less accumulated depreciation	(303,766)	(259,406)

	1,549,190	1,209,759
Mortgage loans receivable, net	75,453	93,386
Investment in unconsolidated joint venture	12,747	14,824

	1,637,390	1,317,969
Cash and cash equivalents	8,473	10,726
Receivables	7,470	5,661
Assets held for sale	3,050	3,511
Other assets	53,728	46,688

	$1,710,111	$1,384,555

LIABILITIES AND STOCKHOLDERS’ EQUITY

Bank borrowings	$186,000	$63,000
Senior notes due 2005 - 2038	470,000	540,750
Notes and bonds payable	187,409	133,775
Accounts payable and accrued liabilities	50,876	44,623

Stockholders’ equity:
Series A Preferred Stock	100,000	100,000
Series B Preferred Stock	106,450	—
Common stock	6,681	5,897
Capital in excess of par value	868,091	725,260
Cumulative net income	808,775	733,953
Cumulative dividends	(1,074,171)	(962,703)

Total stockholders’ equity	815,826	602,407

	$1,710,111	$1,384,555

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2004

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	52%
SKILLED NURSING FACILITIES	33%
CONTINUING CARE RETIREMENT COMMUNITIES	11%
OTHER	4%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT
ASSISTED & IND LIVING FACILITIES	158	$1,001,634,000	$81,288	PER UNIT
SKILLED NURSING FACILITIES	164	590,056,000	$31,502	PER BED
CONTINUING CARE RETIREMENT COM.	12	194,128,000	$66,573	PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578	PER BED

	341	$1,852,956,000

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE
SKILLED NURSING FACILITIES	13	$47,657,000	$24,528	PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	19,296,000	$45,084	PER BED/UNIT

	15	$75,453,000

	2004	2003	2002
TOTAL RENT COVERAGE - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.3x	1.3x	1.4x
SKILLED NURSING FACILITIES	1.9x	1.7x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.6x	1.6x	1.5x

OCCUPANCY - MATURE FACILITIES
ASSISTED AND INDEPENDENT LIVING FACILITIES	89%	88%	88%
SKILLED NURSING FACILITIES	80%	82%	84%
CONTINUING CARE RETIREMENT COMMUNITIES	89%	89%	90%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	34%	31%	29%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2004

INVESTMENT BY OPERATOR

(excluding assets held for sale)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
ALTERRA HEALTHCARE CORPORATION	54	$194,518,000	10%	11%
AMERICAN RETIREMENT CORPORATION*	16	186,656,000	10%	10%
EMERITUS CORPORATION*	21	165,196,000	9%	7%
ATRIA SENIOR LIVING GROUP	17	124,583,000	6%	9%
LAUREATE GROUP	7	105,921,000	5%	4%
EPOCH SENIOR LIVING, INC.	9	93,576,000	5%	5%
BEVERLY ENTERPRISES, INC.*	20	69,363,000	4%	5%
COMPLETE CARE SERVICES	34	68,449,000	4%	5%
LIFE CARE CENTERS OF AMERICA, INC.	8	61,389,000	3%	3%
SENIOR SERVICES OF AMERICA	9	60,517,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	19	50,703,000	3%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	3%
THE NEWTON GROUP, LLC	4	42,422,000	2%	2%
LIBERTY HEALTHCARE	11	41,448,000	2%	2%
OTHER - PUBLIC COMPANIES	10	45,718,000	2%	3%
OTHER	105	513,417,000	27%	23%

	356	$1,928,409,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$39,990,000
CASH DEPOSITS		16,732,000

		$56,722,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT (MATURES 4/07)		$186,000,000	9%
SENIOR DEBT		657,409,000	34%
EQUITY (UNDEPRECIATED BOOK BASIS)		1,119,592,000	57%

		$1,963,001,000

DEBT COMPOSITION

	AMOUNT	WEIGHTED RATE
FIXED RATE	$634,624,000	7.4%
FLOATING RATE	$22,785,000	1.9%
FLOATING RATE REVOLVING BANK LINE OF CREDIT	$186,000,000	5.25% Prime/3.51% LIBOR

	FACILITIES	INVESTMENT
CURRENT QUARTER ACQUISITIONS
SKILLED NURSING FACILITIES	2	$6,127,000	$40,847	PER BED
ASSISTED & IND LIVING FACILITIES	4	48,176,000	$106,820	PER UNIT

	6	$54,303,000

CURRENT YEAR ACQUISITIONS
SKILLED NURSING FACILITIES	13	$72,804,000	$55,874	PER BED
ASSISTED & IND LIVING FACILITIES	28	259,119,000	$113,054	PER UNIT
SPECIALTY HOSPITALS	5	50,066,000	$267,733	PER BED/UNIT

	46	$381,989,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2004

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q1 2005	$18,000,000		8.7%
Q4 2006	63,500,000		7.4%
Q1 2007	25,000,000		7.4%
Q2 2007	60,000,000		7.4%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	25,000,000		8.5%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	50,000,000		7.8%
2010	—		—
2011	—		—
2012	100,000,000		8.3%
THEREAFTER	—		—

	$470,000,000		7.6%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ’09, ’12, ’17, ’27 with a final maturity in 2037.
(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ’13, ’18, ’23, ’28 with a final maturity in 2038.
(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ’13, ’18, ’23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
Q3 2005	$1,465,000	7.6%
Q4 2005	13,232,000	7.6%
2011	5,980,000	7.7%
2012	35,029,000	7.6%
2013	43,634,000	6.0%
2014	—	—
THEREAFTER	88,069,000	5.7%

	$187,409,000	6.3%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2005	3,250,000	6
2006	7,146,000	20
2007	6,316,000	13
2008	2,451,000	5
2009	3,148,000	7
2010	12,239,000	24
2011	4,836,000	15
2012	18,402,000	22
2013	15,286,000	28
2014	25,495,000	33
THEREAFTER	82,599,000	168

	$181,168,000	341

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2004

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2005	994,000	—
2006	5,486,000	2
2007	9,191,000	1
2008	5,557,000	1
2009	859,000	—
2010	1,005,000	—
2011	4,993,000	2
2012	1,222,000	—
2013	9,850,000	—
2014	1,489,000	—
THEREAFTER	34,956,000	9

	$75,602,000	15

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2004 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 47 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENT

	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2004
Rental income	$3,440	$14,619

Expenses:
Interest and amortization of deferred financing costs	1,055	4,376
Depreciation and amortization	697	2,925
General and administrative	165	766

	1,917	8,067

Income from continuing operations	1,523	6,552
Discontinued operations
Loss on sale	(158)	(465)
Income from discontinued operations	205	234

	47	(231)

Net income	$1,570	$6,321

BALANCE SHEET

ASSETS

Real estate:
Land	$12,501
Buildings and improvements	104,988

117,489
Less accumulated depreciation	(7,664)

109,825
Cash and cash equivalents	4,829
Other assets	928

$115,582

LIABILITIES AND EQUITY

Notes and bonds payable	$60,747
Accounts payable and accr. liab.	3,845

Equity:
Capital Contributions	65,501

Distributions	(30,926)
Cumulative net income	16,415

Total equity	50,990

$115,582

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2004

RECONCILIATION OF 2005 FFO GUIDANCE TO NET INCOME

	Low	High
Net Income	$1.41	$1.28
Less: Preferred Dividends	(0.11)	(0.11)
Depreciation	0.71	0.72
Depreciation in Joint Venture	0.01	0.01
Less: Gains on sale	(0.30)	(0.12)

Funds from Operations	$1.72	$1.78